Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $0.01 per share, of Republic Services, Inc., a Delaware corporation, and that this Agreement may be included as an Exhibit to such joint filing.  This Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of December 15, 2008.

BLACKSTONE CAPITAL PARTNERS II

MERCHANT BANKING FUND L.P.

By:

BLACKSTONE MANAGEMENT

ASSOCIATES II L.L.C.

By:                   /s/ David Foley

Name: David Foley

Title: Senior Managing Director

BLACKSTONE OFFSHORE CAPITAL PARTNERS II L.P.

By:

BLACKSTONE MANAGEMENT

ASSOCIATES II L.L.C.

By: :                   /s/ David Foley

Name: David Foley

Title: Senior Managing Director

BLACKSTONE FAMILY INVESTMENT

PARTNERSHIP II L.P.

By:

BLACKSTONE MANAGEMENT

ASSOCIATES II L.L.C.

By: :                   /s/ David Foley

Name: David Foley

Title: Senior Managing Director

BLACKSTONE MANAGEMENT

ASSOCIATES II L.L.C.

By:                   /s/ David Foley

Name: David Foley

Title: Senior Managing Director

BLACKSTONE CAPITAL PARTNERS III

MERCHANT BANKING FUND L.P.

By:

BLACKSTONE MANAGEMENT

ASSOCIATES III L.L.C.

By: :                   /s/ David Foley

Name: David Foley

Title: Senior Managing Director

BLACKSTONE OFFSHORE CAPITAL PARTNERS

III L.P.

By:

BLACKSTONE MANAGEMENT

ASSOCIATES III L.L.C.

By: :                   /s/ David Foley

Name: David Foley

Title: Senior Managing Director

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP III L.P.

By:

BLACKSTONE MANAGEMENT

ASSOCIATES III L.L.C.

By: :                   /s/ David Foley

Name: David Foley

Title: Senior Managing Director

BLACKSTONE MANAGEMENT

ASSOCIATES III L.L.C.

By:                  /s/ David Foley

Name: David Foley

Title: Senior Managing Director

BLACKSTONE GROUP, L.P.

By:

BLACKSTONE GROUP MANAGEMENT

L.L.C.

By: :                   /s/ David Foley

Name: David Foley

Title: Senior Managing Director

BLACKSTONE  GROUP MANAGEMENT L.L.C.

By: :                   /s/ David Foley

Name: David Foley

Title: Senior Managing Director

BLACKSTONE MANAGEMENT PARTNERS III LLC

By: :                   /s/ David Foley

Name: David Foley

Title: Senior Managing Director

/s/ Peter G. Peterson

Peter G. Peterson

/s/ Stephen A. Schwarzman

Stephen A. Schwarzman